     As filed with the Securities and Exchange Commission on April 1, 2002

                                                                 File No: ______


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. ___


                             THE MONTGOMERY FUNDS II
               (Exact Name of Registrant as Specified in Charter)


                                 (800) 572-3863
              (Registrant's Telephone Number, Including Area Code)


                              101 California Street
                         San Francisco, California 94111
                    (Address of Principal Executive Offices)


                                 Johanne Castro
                               Assistant Secretary
                              The Montgomery Funds
                              101 California Street
                             San Francisco, CA 94111
                     (Name and Address of Agent for Service)


                                    Copy to:


                               Julie Allecta, Esq.
                               Thao H. Ngo, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                55 Second Street
                         San Francisco, California 94105

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective. The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest, with par value $0.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CROSS REFERENCE SHEET

Form N-14 Part A, Item       Location in Prospectus/Proxy Statement
----------------------       --------------------------------------
         1                          Front Cover; Cross Reference

         2                          Table of Contents

         3                          Introduction; Description of the Proposed Reorganization; Comparison
                                    of the Funds; Risk Factors

         4                          Introduction; The Proposal; Description of the
                                    Proposed Reorganization

         5, 6                       Description of the Proposed Reorganization; Comparison of the Funds; Risk Factors; Further
                                    Information About the Emerging Asia Fund and the Emerging Markets
                                    Focus Fund

         7                          Shares and Voting; Vote Required

         8                          Not Applicable

         9                          Not Applicable

Form N-14 Part B, Item       Location in Statement of Additional Information
----------------------       -----------------------------------------------

         10                         Cover Page

         11                         Table of Contents

         12                         Incorporation of Documents by Reference in Statement of Additional
                                    Information

         13                         Not Applicable

         14                         Incorporation of Documents by Reference in Statement of Additional
                                    Information

Form N-14 Part C
----------------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of Form N-14.

THE FOLLOWING ITEMS ARE HEREBY INCORPORATED BY REFERENCE:

From Post-Effective Amendment No. 83 of The Montgomery Funds, filed October 31, 2001 (SEC File No. 811-6011):

         Combined Prospectus for Montgomery Emerging Asia Fund, with other funds of The Montgomery Funds and certain series of another registrant, dated October 31, 2001.

         Combined Statement of Additional Information for Montgomery Emerging Asia Fund, with other funds of The Montgomery Funds and certain series of another registrant, dated October 31, 2001.

From Post-Effective Amendment No. 56 of The Montgomery Funds II, filed October 31, 2001 (SEC File No. 811-8064):

         Combined Prospectus for Montgomery Emerging Markets Focus Fund with other funds of The Montgomery Funds II and other series of another registrant, dated October 31, 2001.

         Combined Statement of Additional Information for Montgomery Emerging Markets Focus Fund, with other funds of The Montgomery Funds II and other series of another registrant, dated October 31, 2001.

As previously sent to shareholders of the Montgomery Emerging Asia Fund and the Montgomery Emerging Markets Focus Fund for the fiscal year ended June 30, 2001, and for the period ended December 31, 2001, the Annual Report and Semiannual Report for The Montgomery Funds and The Montgomery Funds II dated as of June 30, 2001 and December 31, 2001, respectively.

                    -----------------------------------------


                                     PART A

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            FOR THE REORGANIZATION OF

                          MONTGOMERY EMERGING ASIA FUND

                                      INTO

                     MONTGOMERY EMERGING MARKETS FOCUS FUND


                    -----------------------------------------

                [Letterhead of Montgomery Asset Management, LLC]



                                  May 15, 2002



Dear Montgomery Emerging Asia Fund Shareholder:

     We are seeking your approval to reorganize the Montgomery Emerging Asia Fund, a series of The Montgomery Funds, into the Montgomery Emerging Markets Focus Fund, a series of The Montgomery Funds II. In the reorganization, the Emerging Asia Fund will transfer all of its assets and liabilities to the Emerging Markets Focus Fund, which will be distributed to you in exchange for your Emerging Asia Fund shares. There will be no change in your account value, and no expenses will be charged to shareholders in this tax-free reorganization.

     Among the major benefits of the reorganization to Emerging Asia Fund shareholders are:

     o    a reduction in management fees from 1.25% to 1.10%

     o    a reduction in the operating expenses limit from 1.90% to 1.60%

     o    increased managerial efficiencies.

     The reorganization would not cause you to recognize any gains or losses on your shares in the Emerging Asia Fund. We have agreed to pay all expenses of the reorganization so that shareholders will not bear those costs.

     The Board of Trustees of each of the Trusts has unanimously approved the reorganization and believe that it is in the best interests of the Emerging Asia Fund and its shareholders and recommend that you vote in favor of the proposal.

     Please read the enclosed proxy materials and consider the information provided. Your vote is very important to us. We encourage you to complete and mail your proxy card promptly since the Special Meeting of Shareholders will be held on June 14, 2002. Thank you for your response and for your continued investment with Montgomery.

                                            Sincerely,


                                            F. Scott Tuck
                                            Chief Executive Officer

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                          MONTGOMERY EMERGING ASIA FUND

                            TO BE HELD JUNE 14, 2002

To the Shareholders of the Montgomery Emerging Asia Fund:

         A Special Meeting of shareholders of the Montgomery Emerging Asia Fund (the "Fund"), a series of The Montgomery Funds (the "Trust"), will be held at the offices of the Trust, 101 California Street, 35th Floor, San Francisco, California 94111 on June 14, 2002, at 10:00 a.m., local time (the "Meeting"). At the Meeting, we will ask you to vote on:

     1. A proposal to reorganize the Fund into the Montgomery Emerging Markets Focus Fund, a series of The Montgomery Funds II; and

     2.   Any other business that properly comes before the Meeting.

     Only shareholders of record at the close of business on April 30, 2002 (the "Record Date"), will be entitled to receive this notice and to vote at the Meeting.

                                               By Order of the Board of Trustees


                                               Johanne Castro
                                               Assistant Secretary


May 15, 2002

                  Your vote is important regardless of how many
                      shares you owned on the Record Date.

                               -------------------

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may vote by Internet at www.proxyvote.com (just follow the simple instructions once you have logged in) or by telephone by calling (800) 690-6903. In order to avoid the additional expense and disruption of further solicitations, we request your cooperation in voting promptly.

                              THE MONTGOMERY FUNDS
                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

                          Montgomery Emerging Asia Fund

                                       and

                     Montgomery Emerging Markets Focus Fund

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                     ---------------------------------------

                               Dated: May 15, 2002

What is this document and why did we send it to you?

     The Board of Trustees of each of The Montgomery Funds ("TMF") and the Montgomery Funds II ("TMF II") (collectively, the "Trusts"), approved a plan to reorganize the Montgomery Emerging Asia Fund (the "Emerging Asia Fund"), a series of TMF, into the Montgomery Emerging Markets Focus Fund (the "Emerging Markets Focus Fund"), a series of TMF II (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the Reorganization. The shareholder meeting of the Emerging Asia Fund will be held on June 14, 2002 (the "Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Meeting.

     This document includes a Notice of Special Meeting of Shareholders, a Combined Proxy Statement and Prospectus and a form of Proxy.

     As a technical matter, the Reorganization will have three steps:

     o the transfer of the assets and liabilities of the Emerging Asia Fund to the Emerging Markets Focus Fund in exchange for shares of the Emerging Markets Focus Fund (the "Emerging Markets Focus Fund Shares") of equivalent value to the net assets transferred,

     o the pro rata distribution of those Emerging Markets Focus Fund Shares to shareholders of record of the Emerging Asia Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the Emerging Asia Fund, and

     o    the immediate liquidation and termination of the Emerging Asia Fund.

     As a result of the Reorganization, each shareholder of the Emerging Asia Fund would instead hold Emerging Markets Focus Fund Shares having the same total value as the shares of the Emerging Asia Fund held immediately before the Reorganization. Lawyers for the Emerging Asia Fund and the Emerging Markets Focus Fund will issue an opinion to the effect that, for federal income tax purposes, the Reorganization will be treated as a tax-free reorganization that will not cause the Emerging Asia Fund's shareholders to recognize a gain or loss for federal income tax purposes. See Section II.A.3 below.

     This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

What other important documents should I know about?

     The Emerging Asia Fund is a series of TMF and the Emerging Markets Focus Fund is a series of TMF II (together, the "Funds"). TMF and TMF II are open-end management investment companies. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

     o Combined Prospectus for the Emerging Markets Focus Fund and the Emerging Asia Fund, as well as other series of TMF and TMF II, dated October 31, 2001;

     o Combined Statement of Additional Information relating to the Emerging Asia Fund and the Emerging Markets Focus Fund, as well as other series of TMF and TMF II, dated October 31, 2001; and

     o Statement of Additional Information relating to this Combined Proxy Statement and Prospectus.

     Those documents are available without charge by writing to the Trusts at 101 California Street, 35th Floor, San Francisco, California 94111, by calling
(800) 572-FUND [3863], or by accessing them on our website at www.montgomeryasset.com.

     The Annual Report to Shareholders of the Emerging Asia Fund and the Emerging Markets Focus Fund for the fiscal year ended June 30, 2001 and the Semiannual Report for the period ended December 31, 2001, containing audited and unaudited financial statements, respectively, of the Emerging Asia Fund and the Emerging Markets Focus Fund have been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report and Semiannual Report are available without charge by writing or calling the Trusts at the address and telephone number listed above. It is expected that this Combined Proxy Statement and Prospectus will be mailed to shareholders on or about May 15, 2002.

     Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. It is a criminal offense to represent otherwise.

                                I. INTRODUCTION

        A. GENERAL

     The Board of Trustees of TMF called this Meeting to allow shareholders to consider and vote on the proposed Reorganization of the Emerging Asia Fund. The Board of Trustees (including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended) voted on March 20, 2002, to approve the Reorganization subject to the approval of the Emerging Asia Fund's shareholders.

     Montgomery Asset Management, LLC, serves as the manager of each Fund (the "Manager"). The Manager recommends that you approve the proposed Reorganization because it believes it can increase managerial efficiencies if the Funds were combined. Specifically, if the Reorganization is approved and completed, the Emerging Markets Focus Fund's assets will increase, which may create certain economies of scale because each Fund currently invests in companies based or operating primarily in developing countries. Therefore, the Emerging Markets Focus Fund would have a larger asset base which may permit it to operate more efficiently in accordance with its investment policies and objective. Additionally, the Manager believes that it is in your best interest to approve the proposed Reorganization because the Emerging Markets Focus Fund has a lower management fee and operating expenses limit compared to those of the Emerging Asia Fund, as described in more detail below.

     The Emerging Asia Fund sells its Class R shares directly to the public at net asset value, without any sales load or Rule 12b-1 fee. Likewise, the Class R shares of the Emerging Markets Focus Fund do not have any sales load or Rule 12b-1 fee. (The Class R shares of the Emerging Markets Focus Fund are currently closed to certain new investors.) If the Reorganization is completed, all remaining holders of Class R shares of the Emerging Asia Fund would receive Class R shares of the Emerging Markets Focus Fund.

     The purchase and redemption arrangements of the Funds are identical. The Emerging Markets Focus Fund and the Emerging Asia Fund have the same distribution and exchange arrangements, which are discussed in Section II.B. below.

        B. SUMMARY OF THE PROPOSAL

     At the Meeting, the shareholders of the Emerging Asia Fund will be asked to approve the proposed Reorganization of the Emerging Asia Fund into the Emerging Markets Focus Fund. The Reorganization will include the transfer of substantially all of the assets and liabilities of the Emerging Asia Fund to the Emerging Markets Focus Fund. The Emerging Asia Fund will then be terminated and liquidated.

     The following chart compares the investment objectives and principal investment strategies of the Emerging Asia Fund and the Emerging Markets Focus Fund, and describes the key differences between the Funds. You can find additional information about each Fund's investment objective, principal investment strategies and investment policies in its Prospectus and Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------
                          EMERGING ASIA FUND                         EMERGING MARKETS FOCUS FUND
-----------------------------------------------------------------------------------------------------------------
Investment Objective      Seeks long-term capital appreciation.      Seeks long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------
Principal Strategy        o  Under normal conditions, the Fund        o  Under normal conditions, the Fund
                             invests primarily in the stocks of          invests primarily in equity securities
                             companies that are based or operate         of companies that are based or operate
                             mainly in developing Asian countries:       in Latin America, Asia, Europe, the
                             Bangladesh, China/Hong Kong (considered     Middle East and Africa.
                             a single emerging Asia country), India,
                             Indonesia, Malaysia, Pakistan, the
                             Philippines, Singapore, South Korea and
                             Sri Lanka.

                          o  The Fund typically invests in at least   o  The Fund normally invests primarily in
                             three emerging Asia countries at all        three but no more than 10 developing
                             times, with no more than one-third of       countries in Latin America, Asia,
                             its assets in any one country. The five     Europe, the Middle East and Africa. The
                             exceptions are China/Hong Kong, India,      Fund may invest up to 50% of its total
                             Malaysia, South Korea and Taiwan, in        assets in a single emerging market.
                             which the Fund may invest more than
                             one-third and up to substantially all of
                             its assets.

                          o  The Fund's strategy is to identify       o  The Fund's strategy combines in-depth
                             potential investments in the Asian          financial review with on-site analysis
                             markets by conducting in-depth financial    of companies, countries and regions to
                             reviews and on-site analysis of             identify potential investments.
                             companies and countries in that region.

                          o  The Fund's portfolio manager frequently  o  The Fund's portfolio manager and
                             travels to the countries in which the       analysts frequently travel to the
                             Fund invests or may invest to gain          emerging markets to gain firsthand
                             firsthand insight into the economic,        insight into the economic, political and
                             political and social trends that affect     social trends that affect investments in
                             investments in those countries.             those countries.

                          o  The Fund allocates its assets among      o  The Fund allocates its assets among
                             countries with stable or improving          emerging countries with stable or
                             macroeconomic environments and invests      improving macroeconomic environments and
                             in companies within those countries that    invests in companies within those
                             the portfolio manager believes have high    countries that the portfolio manager
                             capital appreciation potential without      believes have high capital appreciation
                             excessive risks.                            potential without excessive risks.

                          o  The portfolio manager strives to keep
                             the Fund diversified across individual
                             stocks and industries to reduce its
                             overall risk.

-----------------------------------------------------------------------------------------------------------------
                      Key Differences in Principal Strategy

                          o  The Emerging Markets Focus Fund invests in a concentrated portfolio of companies, typically, 20 to 40 companies.
                          o  The portfolio manager of the Emerging Markets Focus Fund may sell stocks "short"
                             (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.
-----------------------------------------------------------------------------------------------------------------

     The Manager and the Board of Trustees of each Trust believe that the proposed Reorganization is in the best interests of the Emerging Asia Fund, the Emerging Markets Focus Fund and their shareholders, and that the interests of existing shareholders of the Emerging Asia and Emerging Markets Focus Funds will not be diluted as a result of the proposed Reorganization. See Section II.D. below.

     The Manager will pay the costs of the Reorganization, the Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Manager and the Board of Trustees of each Trust may also solicit proxies, without special compensation, by telephone, facsimile or otherwise.

        C. RISK FACTORS

     Investments in the Funds are subject to substantially similar risks, as they are both exposed to the types of risks inherent with investments in emerging markets. However, as noted above, the Emerging Markets Focus Fund typically invests in a concentrated portfolio of 20 to 40 companies. Accordingly, the value of an investment in the Emerging Markets Focus Fund will vary more in response to developments of changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities. Additionally, because the Emerging Markets Focus Fund may engage in short sales, investors in the Fund may be exposed to additional risks because short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See Section II.C. below.

        D. COMPARISON OF EXPENSES

     The following table shows the comparative fees and expenses you may pay if you buy and hold shares of these Funds. The Funds do not impose any front-end or deferred sales loads and they do not charge shareholders for exchanging shares or reinvesting dividends.

Fees and Expenses of the Funds

                                                       Montgomery         Montgomery        Montgomery
                                                        Emerging           Emerging          Emerging
                                                          Asia          Markets Focus     Markets Focus
                                                          Fund               Fund              Fund
                                                          ----               ----              ----
                                                    (Class R Shares)   (Class R Shares)    (Pro Forma)
Shareholder Fees (fees paid directly from your
investment)
     Redemption Fee                                     2.00%              2.00%             2.00%
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets) +
     Management Fee                                     1.25%              1.10%             1.10%
     Distribution/Service (12b-1) Fee                   0.00%              0.00%             0.00%
     Other Expenses                                     3.71%              3.27%             3.27%
                                                        -----              -----             -----
Total Annual Fund Operating Expenses                    4.96%              4.37%             4.37%
     Fee Reduction and/or Expense Reimbursement        (2.74%)            (2.65%)           (2.65%)
                                                       -------            -------           -------

Net Expenses                                            2.22%              1.72%             1.72%
                                                        =====              =====             =====



+ The Manager has contractually agreed to reduce its fees and/or absorb expenses to limit total annual operating expenses to 1.90% (excluding Rule 12b-1 fees, interest and tax expenses) for the Emerging Asia Fund and 1.60% (excluding Rule 12b-1 fees, interest and tax expenses) for the Emerging Markets Focus Fund. The contractual limit immediately after the Reorganization will be 1.60% (excluding Rule 12b-1 fees, interest and tax expenses). This contract has a one-year term renewable at the end of each fiscal year. See Section II.B.4. for a discussion of fees reduced and expenses reimbursed that may be recouped by the Manager. Certain expenses, which are required to be excluded from the calculation of the expense limit, may cause each Fund's annual operating expenses to exceed its respective operating expense limits. The expenses include: (a) interest expense incurred on (i) borrowing under a line of credit used to meet shareholder redemption requests or (ii) other borrowings and (b) commissions, duties and capital-gains taxes imposed on the sale of securities in certain foreign countries.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, assuming a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent the Funds' actual expenses or returns.

Fund                                                 1 Year         3 Years        5 Years        10 Years
================================================== ============== ============== ============== =============
Emerging Asia Fund (Class R shares)                  $224           $977           $2,022         $3,562
-------------------------------------------------- -------------- -------------- -------------- -------------
Emerging Markets Focus Fund (current Class R         $174           $820           $1,761         $3,229
shares)
-------------------------------------------------- -------------- -------------- -------------- -------------
Emerging Markets Focus Fund (pro forma Class R       $174           $820           $1,761         $3,229
shares)
-------------------------------------------------- -------------- -------------- -------------- -------------

        E. SHARES AND VOTING

     The Montgomery Funds is a Massachusetts business trust and is registered with the SEC as an open-end management investment company and currently has nineteen operating series, or funds, including the Emerging Asia Fund. The Montgomery Funds II is a Delaware business trust and is registered with the SEC as an open-end management investment company and currently has five operating series, or funds, including the Emerging Markets Focus Fund. Each Fund of the Trusts has its own investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions.

     The Emerging Asia Fund has one authorized and issue class of shares: Class R shares. The Emerging Markets Focus Fund has four authorized and issued classes of shares, each with its own fee and expense structure: Class R shares, Class A shares, Class B shares and Class C shares.

     The Class R shareholders of the Emerging Asia Fund will receive Class R shares of the Emerging Markets Focus Fund in exchange for their shares if the Reorganization is approved and completed.

     Each whole or fractional share of the Emerging Asia Fund is entitled to one vote or corresponding fraction at the Meeting. At the close of business on April 30, 2002, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), there were ____________ shares outstanding held by ____________ record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

     All shares represented by each properly signed proxy received before the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Combined Proxy Statement and Prospectus. A proxy may be revoked by a shareholder at any time before its use by written notice to The Montgomery Funds, by submission of a later-dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

     The presence in person or by proxy of shareholders entitled to cast 40% of the votes entitled to be cast at the Meeting will constitute a quorum. Approval of the proposal will require the affirmative vote of a majority of the outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the date set for the original meeting (in which case the Board of Trustees will set a new record date), The Montgomery Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the meeting.

     Proxies may be voted by mail or electronically by internet or telephone. If voted electronically, the Emerging Asia Fund or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast. Each shareholder who casts an electronic vote also will be able to validate that his or her vote was received correctly.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Broker non-votes and abstentions do not constitute a vote "for" and effectively result in a vote "against."

     As of the Record Date, the Emerging Asia Fund's and the Emerging Markets Focus Fund's shareholders of record and, to the Trusts' respective knowledge, beneficial owners who owned more than five percent of those Funds' Class R shares are as follows:

                                                                                    Percentage of the Fund's
                                                             Number of Shares              Outstanding
                                                                  Owned                  Class R Shares
----------------------------------------------------------------------------------------------------------------
Emerging Asia Fund
------------------



----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Fund
---------------------------



----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

     The officers and Trustees of each Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of each Fund as of the Record Date.

                                II. THE PROPOSAL

                  A. DESCRIPTION OF THE PROPOSED REORGANIZATION

                              1. The Reorganization
                                 ------------------

     If the Reorganization is approved, on the Effective Date the Emerging Markets Focus Fund will acquire substantially all of the assets and liabilities of the Emerging Asia Fund. At that time, the Emerging Markets Focus Fund will issue to the Emerging Asia Fund that number of Class R Shares of the Emerging Markets Focus Fund, determined by dividing the value of the net assets of the Class R Shares of the Emerging Asia Fund so transferred by the net asset value of one Class R Share of the Emerging Markets Focus Fund. The net asset value of the Emerging Markets Focus Fund and the net asset value of the Emerging Asia Fund will be calculated at the close of business on the date immediately preceding the Effective Date (the "Valuation Date") in accordance with the Funds' valuation procedures described in the Trusts' Combined Prospectus dated October 31, 2001.

     At the same time as that asset transfer, the Emerging Asia Fund will distribute the Emerging Markets Focus Fund Shares it receives pro rata to each remaining shareholder of the Emerging Asia Fund based on the percentage of the outstanding shares of the Emerging Asia Fund held of record by that shareholder on the Valuation Date. For example, on June 30, 2001, the value of the aggregate net assets of the Emerging Asia Fund was approximately $13,658,000. The Class R shares of the Emerging Asia Fund were valued at $7.95 per share. The net asset value of each Class R share of the Emerging Markets Focus Fund was $14.00. Therefore, if the Effective Date had been June 30, 2001, the Emerging Asia Fund would then have redeemed each of its then outstanding Class R shares in exchange for 0.568 Class R share of the Emerging Markets Focus Fund.

     This distribution of Class R shares of the Emerging Markets Focus Fund to the Emerging Asia Fund's shareholders will be accomplished by the establishment of accounts on the Emerging Markets Focus Fund's share records in the names of those shareholders, representing the respective pro rata number of Emerging Markets Focus Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the Emerging Markets Focus Fund Shares will not be issued to the Emerging Asia Fund's shareholders.

     Immediately following the Emerging Asia Fund's pro rata liquidating distribution of the Emerging Markets Focus Fund Shares to the Emerging Asia Fund shareholders, the Emerging Asia Fund will liquidate and terminate.

     Completion of the Reorganization is subject to approval by the shareholders of the Emerging Asia Fund. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Board of Trustees of each Trust.

     The Manager will pay all costs and expenses of the Reorganization, including those associated with the Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Meeting.

     The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are fully set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

                         2. Effect of the Reorganization
                            ----------------------------

     If the Reorganization is approved by the Emerging Asia Fund's shareholders and completed, shareholders of the Emerging Asia Fund as of the Effective Date will become shareholders of the Emerging Markets Focus Fund. The total net asset value of the Emerging Markets Focus Fund Shares held by each shareholder of the Emerging Asia Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the Emerging Asia Fund shares held by that same shareholder immediately before completion of the Reorganization.

     On or before the Effective Date, the Emerging Asia Fund intends to distribute all of its then-remaining net investment income and realized capital gains.

     After the Reorganization, the investment adviser for the Emerging Markets Focus Fund will continue to be Montgomery Asset Management, LLC. Funds Distributor, Inc. will continue to be the Emerging Markets Focus Fund's distributor. The Emerging Markets Focus Fund will continue to be managed in accordance with its existing investment objective and policies.

                       3. Federal Income Tax Consequences
                          -------------------------------

     As a condition to closing the Reorganization, the Emerging Asia Fund and the Emerging Markets Focus Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the Emerging Asia Fund and the Emerging Markets Focus Fund, substantially to the effect that, for federal income tax purposes: (a) the transfer by the Emerging Asia Fund of substantially all of its assets and liabilities to the Emerging Markets Focus Fund solely in exchange for the Emerging Markets Focus Fund Shares, as described above, is a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss will be recognized by the Emerging Asia Fund upon the transfer of substantially all of its assets to the Emerging Markets Focus Fund in exchange solely for the Emerging Markets Focus Fund Shares; (c) no gain or loss will be recognized by the Emerging Markets Focus Fund on receipt of the Emerging Asia Fund's assets in exchange for the Emerging Markets Focus Fund Shares; (d) the aggregate tax basis of the assets of the Emerging Asia Fund in the hands of the Emerging Markets Focus Fund is, in each instance, the same as the basis of those assets in the hands of the Emerging Asia Fund immediately before the transaction; (e) the holding period of the Emerging Asia Fund's assets in the hands of the Emerging Markets Focus Fund includes the period during which the assets were held by the Emerging Asia Fund;
(f) no gain or loss is recognized to the shareholders of the Emerging Asia Fund upon the receipt of the Emerging Markets Focus Fund Shares solely in exchange for the Emerging Asia Fund's shares; (g) the basis of the Emerging Markets Focus Fund Shares received by the Emerging Asia Fund shareholders is, in each instance, the same as the basis of the Emerging Asia Fund shares surrendered in exchange therefor; and (h) the holding period of the Emerging Markets Focus Fund Shares received by the Emerging Asia Fund shareholders includes the holding period during which shares of the Emerging Asia Fund were held, provided that those shares were held as a capital asset in the hands of the Emerging Asia Fund shareholders on the date of the exchange.

The Trusts do not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization, and one is not required.

            4. Description of the Emerging Markets Focus Fund Shares
               -----------------------------------------------------

     Each Emerging Markets Focus Fund Share issued to Emerging Asia Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each Emerging Markets Focus Fund Share will represent an equal interest in the assets of the Emerging Markets Focus Fund. The Emerging Markets Focus Fund Shares will be sold and redeemed based upon the net asset value of the Emerging Markets Focus Fund next determined after receipt of the purchase or redemption request, as described in the Emerging Markets Focus Fund's Prospectus.

                                5. Capitalization
                                   --------------

     The capitalization of the Funds as of December 31, 2001, and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

----------------------------------------------------------------------------------------------------------
                           Emerging Asia Fund  Emerging Markets Focus Fund     Emerging Markets Focus Fund
                                                                               (Pro Forma Combined)
----------------------------------------------------------------------------------------------------------
Aggregate net assets           $12,023,137            $9,079,510                     $_____________
                               -----------            ----------
----------------------------------------------------------------------------------------------------------
Shares outstanding*
----------------------------------------------------------------------------------------------------------
   Class R Shares              1,554,424              677,765                         _____________
----------------------------------------------------------------------------------------------------------
Net asset value per share:
----------------------------------------------------------------------------------------------------------
   Class R Shares              $7.73                  $13.40                          $____
----------------------------------------------------------------------------------------------------------

     * Each Fund is authorized to issue an indefinite number of shares.

        B. COMPARISON OF THE FUNDS

     A brief comparison of the Funds is set forth below. See Section II.F. for more information.

                      1. Investment Objectives and Policies
                         ----------------------------------

     The investment objective of the Emerging Asia Fund is to seek high capital appreciation potential without excessive risk by concentrating its investments in equity securities of companies based or operating primarily in developing Asian countries. Normally, investments are made in at least three developing Asian countries (Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea and Sri Lanka), with no more than one-third of its assets in any one country. The five exceptions are China/Hong Kong, India, Malaysia, South Korea and Taiwan, in which the Fund may invest more than one-third and up to substantially all of its assets. The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions by the Fund's portfolio manager and analysts. The Fund's portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries. Assets are allocated among emerging countries with stable or improving macroeconomic environments in companies identified and evaluated to have high capital appreciation potential without excessive risk. The portfolio manager strives to keep the Fund diversified across individual stocks and industries to reduce its overall risk.

     The investment objective of the Emerging Markets Focus Fund is to seek high capital appreciation potential without excessive risk by concentrating its investments in equity securities of 20 to 40 companies based or operating primarily in developing countries. Normally, investments are made in no fewer than three but no more than 10 developing countries in Latin America, Asia, Europe, the Middle East and Africa, with up to 50% of its total assets in a single emerging market. The Fund's strategy combines in-depth financial review with on-site analysis of companies, countries and regions by the Fund's portfolio manager and analysts. The Fund's portfolio manager and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries. Assets are allocated among emerging countries with stable or improving macroeconomic environments in companies identified and evaluated to have high capital appreciation potential without excessive risk. The portfolio manager may sell stocks "short" (sell a security the Fund does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from research.

                           2. Investment Restrictions
                              -----------------------


     Both the Emerging Markets Focus Fund and the Emerging Asia Fund have identical fundamental investment restrictions, which cannot be changed without the affirmative vote of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act (unless otherwise noted). Neither the Emerging Markets Focus Fund nor the Emerging Asia Fund may:

          (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable.

          (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of up to 30% of its portfolio securities as described above and in the Combined Statement of Additional Information, (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

          (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions, in an amount not exceeding 1/3 of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of this restriction.

               (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

          (4) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude each Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the Investment Company Act.)

          (5) Buy or sell real estate or commodities or commodity contracts; however the Fund, to the extent not otherwise prohibited in the Combined Prospectus or Combined Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Combined Statement of Additional Information.

          (6) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Combined Prospectus or Combined Statement of Additional Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

          (7) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by the Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act, and changes in relevant SEC interpretations).

          (8) Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

          (9) Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.) For purposes of this restriction, the Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial
Classifications.

          (10) Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit the Fund from
(a)
making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

          (11) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, acquire or dispose of put, call, straddle or spread options unless (a) such options are written by other persons or are put options written with respect to securities representing 25% or less of the Fund's total assets, and (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund's total assets. (This is an operating policy which may be changed without shareholder approval.)

          (12) Except as described in the Combined Prospectus and the Combined Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

          (13) Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy which may be changed without shareholder approval.)

          (14) Invest in commodities, except for futures contracts or options on futures contracts if the investments are (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by each Board of Trustees of the Trusts, and notice to shareholders.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                     3. Comparative Performance Information
                        -----------------------------------

         The chart below shows the risks of investing in each Fund and how each Fund's total return has varied from year-to-year. The table compares each Fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                                  [BAR CHART]

 Emerging Asia Fund                                         Emerging Markets Focus Fund
 Class R Shares*                                            Class R Shares**
-------------------------------------------------------   -------------------------------------------------------
 -28.30%    -14.72%     56.00%     -30.99%     -2.77%       -20.76%       122.38%      -17.23%  -3.75%

*During the period described above in the bar chart, the Emerging Asia Fund's best quarterly return was 61.16% (Q2 1999) and its worst quarter was -38.16% (Q4
1997).

** During the period described above in the bar chart, the Emerging Markets Focus Fund's best quarterly return was 44.29% (Q4 1999) and its worst quarterly return was -22.71% (Q3 2001).

                     Average Annual Returns through 12/31/01

                                                                  1 Year               Inception
------------------------------------------------------------------------------------------------------
Emerging Asia Fund - Class R                                       -2.77%               -5.01% +
------------------------------------------------------------------------------------------------------
MSCI All-Country Asia Free (ex-Japan) Index                        -3.84%               -9.91% +
======================================================================================================
Emerging Markets Focus Fund - Class R                              -3.75%                8.85% ++
------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                                   -2.37%               -4.22% ++
------------------------------------------------------------------------------------------------------

+  Calculated from 9/30/96
++ Calculated from 12/31/97

                      4. Advisory Fees and Other Expenses
                         --------------------------------

     The Manager serves as investment adviser to both Funds pursuant to Investment Management Agreements between the Manager and each Trust, both dated July 31, 1997. The contractual management fee rate for the Emerging Markets Focus Fund is lower than the effective rate for the Emerging Asia Fund. The Emerging Markets Focus Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) calculated at an annualized rate of 1.10% of the first $250 million of the average daily net assets of the Emerging Markets Focus Fund, plus 1.00% for average daily net assets of the next $250 million, plus 0.90% of net assets over $500 million. The Emerging Asia Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) calculated at an annualized rate of 1.25% for the first $500 million of the average daily net assets, plus 1.10% of net assets of the next $500 million, plus 1.00% of net assets over $1 billion.

     The total annual expense limitation of the Emerging Markets Focus Fund (1.60%) is lower than that of the Emerging Asia Fund (1.90%). The Manager agreed to those expense limitations (excluding interest and tax expenses and Rule 12b-1 fees) under a contract with a one-year term renewable at the end of each fiscal year. Each Fund is required to reimburse the Manager for any reductions in the Manager's fee or its payment of expenses only during the three years following that reduction and only if such reimbursement can be achieved within the foregoing expense limits. The Manager generally seeks reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year. As part of the Reorganization, the Manager will retain the annual expense limitation on the Emerging Markets Focus Fund to 1.60%.

     For the fiscal year ended June 30, 2001, the Emerging Markets Focus Fund paid the Manager management fees of approximately $11,669 and the Emerging Asia Fund paid the Manager management fees of approximately $120,218. Additional fees payable may have instead been waived by the Manager, but may be subject to reimbursement by the respective Funds after the Reorganization occurs, provided that reimbursement is effected within three years after the original reduction and the reimbursement can be achieved within the applicable expense limit. The Manager acknowledges that there may be a greater potential for it to be reimbursed for the deferred management fee and absorbed expenses after the Reorganization occurs. The Trustees considered this matter prior to approving the Reorganization and concluded that the benefits to the existing shareholders of the Emerging Asia Fund and the Emerging Markets Focus Fund as a result of the Reorganization, such as a lower annual expense limitation, outweigh the potential financial benefit to the Manager. See Section II.D. below.

                              5. Portfolio Managers
                                 ------------------

     The investment manager of the both Funds is Montgomery Asset Management, LLC. Founded in 1990, the Manager is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of February 28, 2002, the Manager managed approximately $2.5 billion on behalf of some 150,000 investors in The Montgomery Funds.

     FRANK CHIANG, Portfolio Manager for the Montgomery Emerging Asia Fund. Mr. Chiang joined Montgomery in 1996, managing the Montgomery Emerging Asia Fund since its inception. From 1993 to 1996, he was with TCW Asia Ltd., Hong Kong, where he was a managing director and portfolio manager responsible for TCW's Asian Equity strategy. Prior to that he was associate director and portfolio manager for Wardley Investment Services, Hong Kong, where he created and managed three dedicated China funds. Mr. Chiang has a Bachelor of Science degree in Physics and Mathematics from McGill University in Montreal, Canada, and a Master of Business Administration and Finance degree from New York University. He is fluent in three Chinese dialects: Mandarin, Shanghainese and Cantonese.

     JOSEPHINE JIMENEZ, CFA, Senior Portfolio Manager for the Montgomery Emerging Markets Focus Fund. Ms. Jimenez joined Montgomery in 1991 to launch the firm's emerging markets discipline and has managed the Montgomery Emerging Markets Focus Fund since its inception in 1997. Prior to joining Montgomery, Ms. Jimenez was a portfolio manager at Emerging Markets Investors Corporation. From 1981 through 1988, she analyzed U.S. equity securities, first at Massachusetts Mutual Life Insurance Company, then at Shawmut Corporation. She received a Master of Science degree from the Massachusetts Institute of Technology and a Bachelor of Science degree from New York University.

                    6. Distribution and Shareholder Services
                       -------------------------------------

     Funds Distributor, Inc. (the "Distributor"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as the Funds' distributor and principal underwriter in a continuous public offering of the Funds' shares. The Distributor does not impose any sales charge on purchases of Class R shares.

     The Class R shares of the Emerging Markets Focus Fund to be issued in the Reorganization will not be subject to any sales charge. No sales charge is imposed by either Fund on reinvestment of dividends or capital gains distributions.

                             7. Purchase Procedures
                                -------------------

     The Funds generally require a minimum initial investment of $2,500 for regular accounts ($1,000 minimum for account application completed online) and $1,000 for IRAs. Subsequent investments must be at least of $100 or more. Both Funds have automatic investment plans under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the Funds. The Class R shares of the Emerging Markets Focus Fund are currently closed to certain new investors.

                      8. Redemption and Exchange Procedures
                         ----------------------------------

     Shareholders of both Funds may redeem their shares at the net asset value next determined after receipt of a written redemption request or a telephone redemption order without the imposition of any fee or other charge.

     Each Fund may involuntarily redeem a shareholder's shares if the combined aggregate net asset value of the shares in a shareholder's account is less than $1,000 due to redemptions or if purchases through a systematic investment plan fails to meet that Fund's investment minimum within a twelve-month period. If the shareholder's account balance is not brought up to the minimum or the shareholder does not send the Fund other instructions, the Fund will redeem the shares and send the shareholder the proceeds.

     Montgomery shareholders may exchange Class R shares in one Fund for Class R shares in another Fund with the same shareholder account registration, taxpayer identification number and address without the imposition of any sales charges or exchange fees. There is a $100 minimum to exchange into a Fund the shareholder currently owns and a $2,500 minimum for investing in a new Fund. An exchange may result in a realized gain or loss for tax purposes. However, because excessive exchanges can harm a Fund's performance, the Trusts reserve the right to terminate, either temporarily or permanently, exchange privileges of any shareholder who makes more than four exchanges out of any one Fund during a twelve-month period and to refuse an exchange into a Fund from which a shareholder has redeemed shares within the previous 90 days (accounts under common ownership or control and accounts with the same taxpayer identification number will be counted together). Shares can be exchanged by telephone at (800) 572-FUND[3863] or through the online shareholder service center at www.montgomeryasset.com.

     Other restrictions may apply. Refer to the Combined Prospectus and the Combined Statement of Additional Information for other exchange policies.

           9. Income Dividends, Capital Gains Distributions and Taxes
              -------------------------------------------------------

     Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year, if any. Both Funds currently intend to make one or, if necessary to avoid the imposition of tax on a Fund, more distributions during each calendar year. A distribution may be made between November 1 and December 31 of each year with respect to any undistributed capital gains earned during the one-year period ended October 31 of each calendar year. Another distribution of any undistributed capital gains may also be made following the Funds' fiscal year end (June 30 for both Funds).

     Each Fund has elected and qualified as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and meets all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, each Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

              10. Portfolio Transactions and Brokerage Commissions
                  ------------------------------------------------

     The Manager is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of commission rates. In placing orders for each Fund's portfolio transactions, the Manager's primary consideration is to obtain the most favorable price and execution available although the Manager also may consider a securities broker-dealer's sale of Fund shares, or research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. Each Fund may pay to those securities broker-dealers who provide brokerage and research service to the Manager a higher commission than that charged by other securities broker-dealers if the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Manager and to any other accounts over which the Manager exercises investment discretion.

                            11. Shareholders' Rights
                                --------------------

     The Montgomery Funds is a Massachusetts business trust and The Montgomery Funds II is a Delaware business trust. Because the Emerging Asia Fund is a series of The Montgomery Funds and the Emerging Markets Focus Fund is a series of The Montgomery Funds II, their operations are governed by each Trust's Declaration of Trust and By-laws and the applicable laws of Massachusetts and Delaware.

     The Funds normally will not hold meetings of shareholders except as required under the Investment Company Act, Massachusetts law, and Delaware law. However, shareholders holding

10% or more of the outstanding shares of a Fund may call meetings for the purpose of voting on the removal of one or more of the Trustees.

     Shareholders of each Fund have no preemptive, conversion or subscription rights. The shares of each Fund have non-cumulative voting rights, with each shareholder of each Fund entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Board of Trustees' selection of the Funds' independent accountants.

        C. RISK FACTORS

     Both the Emerging Markets Focus Fund and the Emerging Asia Fund invest in companies that are based or operate primarily in countries with emerging markets. In addition to the risks generally associated with investing in stocks, such as a decline in a holding's share price or an overall decline in the stock market as a result of day-to-day fluctuations with movements in the stock market, in response to the activities of individual companies or otherwise, the risks of investing in emerging markets are considerable.

     Emerging stock markets tend to be much more volatile than the U.S. market due to relative immaturity and occasional instability. In the past, many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities and international aid. Emerging markets in general tend to be less liquid and offer less regulatory protection for investors. Most of the securities invested in are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because a larger percentage of investments are made in fewer countries, the value of an investment may be more volatile and subject to higher risks than more diversified investments in other general emerging markets mutual funds or foreign-stock mutual funds in a greater number of securities.

     Unlike the Emerging Asia Fund, the Emerging Markets Focus Fund typically invests in a concentrated portfolio of 20 to 40 companies. Accordingly, the value of an investment in the Emerging Markets Focus Fund will vary more in response to developments of changes in the market value affecting particular stocks than will an investment in a diversified mutual fund investing in a greater number of securities. Additionally, because the Emerging Markets Focus Fund may engage in short sales, investors in the Fund may be exposed to additional risks because short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the portfolio manager expects. See the Combined Prospectus and Statement of Additional Information for more information on the risks of the Emerging Markets Focus Fund.

        D. RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees of each Trust (including a majority of the disinterested Trustees), after due consideration, has unanimously determined that the Reorganization is in the best interests of the shareholders of the Emerging Asia Fund and the Emerging Markets Focus Fund and that the interests of the existing shareholders of the Emerging Asia and Emerging Markets Focus Funds would not be diluted thereby.

     Specifically, the Board of Trustees of each Trust noted that the management fee and the annual expense limitation for the Emerging Markets Focus Fund are lower than those of the Emerging Asia Fund. Additionally, the Board of Trustees noted the efficiencies that could occur if the Funds' assets were combined including, but not limited to: (i) the elimination of duplicate Fund expenses and (ii) reduction of portfolio transaction costs since the Manager would be able to trade in larger quantities due to the larger net asset base. The Board of Trustees also noted that no adverse effects are expected for the Emerging Markets Focus Fund by adding the Emerging Asia Fund's assets to it.

     The Board of Trustees of each Trust unanimously recommends that shareholders vote for the adoption of the proposal.

        E. DISSENTERS' RIGHTS OF APPRAISAL

     Shareholders of the Emerging Asia Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under the laws of Massachusetts or Delaware. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the Emerging Asia Fund at net asset value or to exchange their shares for shares of the other Funds offered by the Trusts (including the Emerging Markets Focus Fund) without charge. After the Reorganization, shareholders of the Emerging Asia Fund will hold shares of the Emerging Markets Focus Fund, which may also be redeemed at net asset value in accordance with the procedures described in the Emerging Markets Focus Fund's Prospectus dated October 31, 2001, subject to applicable redemption procedures.

        F. FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

     Further information about the Emerging Asia Fund and the Emerging Markets Focus Fund is contained in the following documents:

     o    Combined Prospectus dated October 31, 2001.

     o    Combined Statement of Additional Information also dated October 31,
          2001.

     o Documents that relate to the Funds are available, without charge, by writing to The Montgomery Funds at 101 California Street, 35th Floor, San Francisco, California 94111 or by calling (800) 572-FUND [3863]. A copy of the Combined Prospectus also accompanies this Combined Proxy Statement and Prospectus.

     The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and they file reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional office at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549, or by e-mailing the SEC at publicinfo@sec.gov.

        G. VOTE REQUIRED

     Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of the shares of the Emerging Asia Fund. If the shareholders of the Emerging Asia Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the Emerging Asia Fund and its shareholders, including liquidation, subject to approval by the shareholders of the Emerging Asia Fund if required by applicable law.

        H. FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Funds' performance for the periods shown. The following selected per-share data and ratios for the periods ended December 31, 2001, June 30, 2000, June 30, 1999, March 31, 1999, and June 30, 1998, were audited by PricewaterhouseCoopers LLP except for the December 31, 2001 Semiannual Report which was not audited. Their August 13, 2001, August 18, 2000, August 18, 1999, June 11, 1999, and
August 14, 1998, reports appear in the 2001, 2000, 1999 and 1998 Annual Reports of the Funds. Information for the periods ended June 30, 1995, through June 30, 1997, was audited by other independent accountants, whose report is not included here. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the relevant Fund (assuming reinvestment of all dividends and distributions).

----------------------------------------------------------------------------------------------------------------------
                                                         SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:
Emerging Markets Focus Fund                        -------------------------------------------------------------------
(Class R Shares)                                    DECEMBER 31,                       JUNE 30,
                                                                 -----------------------------------------------------
                                                       2001          2001      2000     1999(a)    1999(1)  1998(b)(1)
----------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of period                    $14.00       $16.57    $13.15     $9.63     $11.43    $10.00
Net investment income/(loss)                            0.07         0.20      0.19       0.04      0.12      0.27
Net realized and unrealized gain/(loss) on             (0.56)
   investments                                                      (2.73)     3.47       3.48     (1.76)     1.16
Net increase/(decrease) in net assets resulting
   from investment operations                          (0.49)       (2.53)     3.66       3.52     (1.64)     1.43
Distributions:
Dividends from net investment income                   (0.11)       (0.04)    (0.16)       _       (0.16)       _
Distributions in excess of net investment income         _            _       (0.08)       _          _         _
Distributions from net realized capital gains            _            _          _         _          _         _
Distributions in excess of net realized capital          _
   gains                                                              _          _         _          _         _
Total distributions                                    (0.11)       (0.04)    (0.24)       _       (0.16)       _
Net asset value-end of year                            $13.40       $14.00    $16.57     $13.15     $9.63    $11.43
======================================================================================================================
Total return (2)                                      (3.54)%      (15.26)%   27.91%     36.55%   (14.04)%   14.40%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000s)                      $9,079      $10,156    $4,725     $2,551    $1,655    $1,789
Ratio of net investment income/(loss)                                                                       10.46%
   to average net assets                             0.95% (3)      1.68%      0.66%   0.05% (3)    1.24%       (3)
Net investment income/(loss) before deferral
   of fees by Manager                                 $(0.12)      $(0.15)    $(0.79)   $(0.10)    $(0.52)   $(0.07)
Portfolio turnover rate                                 128%         182%      264%       200%      437%       71%
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                1.60% (3)      1.72%      1.62%   1.73% (3)    2.10%   2.10% (3)
Expense ratio including interest and tax expense     4.33% (3)      4.37%      6.15%   8.82% (3)    8.86%    15.34%
Expense ratio excluding interest and tax expense     1.60% (3)      1.60%      1.60%   1.73% (3)    2.10%   2.10% (3)
----------------------------------------------------------------------------------------------------------------------


(a)  The Emerging Markets Focus Fund changed its year end from March 31 to June
     30.
(b)  The Emerging Markets Focus Fund commenced operations on December 31, 1997.
(1) Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(2)  Total return represents aggregate total return for the periods indicated.
(3)  Annualized.

----------------------------------------------------------------------------------------------------------------------
                                                         SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:
Emerging Asia Fund                                 -------------------------------------------------------------------
(Class R Shares)                                    DECEMBER 31,                       JUNE 30,
                                                                 -----------------------------------------------------
                                                       2001          2001      2000     1999(a)    1999(1)  1998(b)(1)
----------------------------------------------------------------------------------------------------------------------
Net asset value-beginning of period                    $7.95        $10.08    $12.21     $6.18     $18.91    $12.00
Net investment income/(loss)                           (0.06)       (0.18)    (0.68)     (0.01)     0.13     (0.01)
Net realized and unrealized gain/(loss) on             (0.16)
   investments                                                      (1.95)    (0.81)      6.04     (11.74)    6.95
Net increase/(decrease) in net assets resulting
   from investment operations                          (0.22)       (2.13)    (1.49)      6.03     (11.61)      -
Distributions:
Dividends from net investment income                     -            -       (0.46)   (0.00) (1)  (0.17)       -
Distributions in excess of net investment income         -            -       (0.18)       -          -         -
                                                         -                                        (0.00)
Distributions from net realized capital gains                         -          -         -          (1)    (0.03)
Distributions in excess of net realized capital          -
   gains                                                              -          -         -       (0.95)       _
Total distributions                                      -            -       (0.64)   (0.00) (1)  (1.12)    (0.03)
Net asset value-end of year                            $7.73        $7.95     $10.08     $12.21     $6.18    $18.91
======================================================================================================================
Total return (2)                                      (2.77)%      (21.13)%  (12.56)%    97.44%   (63.45)%  (57.80)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000s)                     $12,023      $13,658    $24,843   $63,196    $24,608   $68,095
Ratio of net investment income/(loss)                                                                       (0.42)%
   to average net assets                            (0.94)% (3)    (0.53)%    (0.85)%   (0.35)%     0.22%       (3)
Net investment income/(loss) before deferral
   of fees by Manager                                 $(0.11)      $(1.11)    $(0.30)   $(0.03)    $(0.08)   $(0.02)
Portfolio turnover rate                                 11%          33%        64%       233%      154%       72%
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                 1.95%(3)      2.22%      2.12%     2.19%      1.91%   2.20% (3)
Expense ratio including interest and tax expense      3.20%(3)      4.96%      3.09%     2.89%      2.27%   2.69% (3)
Expense ratio excluding interest and tax expense      1.90%(3)      1.90%      1.90%     1.90%      1.90%   1.80% (3)
----------------------------------------------------------------------------------------------------------------------

(a)  The Emerging Markets Asia Fund commenced operations on September 30, 1996.
(1)  Amount represents less than $0.01 per share.
(2)  Total return represents aggregate total return for the periods indicated.
(3)  Annualized.

                           III. MISCELLANEOUS ISSUES

        A. OTHER BUSINESS

     The Board of Trustees of The Montgomery Funds knows of no other business to be brought before the Meeting. If any other matters come before the Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

        B. NEXT MEETING OF SHAREHOLDERS

     The Montgomery Funds is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act. If the Reorganization is not completed, the next meeting of the shareholders of the Emerging Asia Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by The Montgomery Funds at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

        C. LEGAL MATTERS

     Certain legal matters as to the tax-free character of the Reorganization and the valid issuance of the Emerging Markets Focus Fund shares have been or will be passed upon for the Trust by Paul, Hastings, Janofsky & Walker LLP.

        D. EXPERTS

     The financial statements of the Montgomery Emerging Asia Fund and the Montgomery Emerging Markets Focus Fund for the fiscal year ended June 30, 2001, contained in the Trusts' 2001 Annual Report to Shareholders, have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

     Please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. You also may vote by Internet (www.proxyvote.com) or by telephone (800.609.6903).

                                      PROXY
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                          MONTGOMERY EMERGING ASIA FUND
                                ON JUNE 14, 2002

         The undersigned hereby appoints Johanne Castro and Jason Wood, and each of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Montgomery Emerging Asia Fund (the "Emerging Asia Fund"), a series of The Montgomery Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Emerging Asia Fund to be held on June 14, 2002 and at any adjournment thereof.

o Proposal to approve or disapprove a reorganization of the Emerging Asia Fund providing for (i) the transfer of substantially all of the assets and liabilities of the Emerging Asia Fund to the Montgomery Emerging Markets Focus Fund (the "Emerging Markets Focus Fund"), a series of The Montgomery Funds II, in exchange for shares of the Emerging Markets Focus Fund (the "Emerging Markets Focus Fund Shares") of equivalent value, (ii) the pro rata distribution of those Emerging Markets Focus Fund Shares to the shareholders of the Emerging Asia Fund in full redemption of those shareholders' shares in the Emerging Asia Fund, and (iii) the immediate liquidation and termination of the Emerging Asia Fund, all as described in the accompanying Combined Proxy Statement and Prospectus.

        [ ] FOR                [ ] AGAINST                     [ ] ABSTAIN

     And, in their discretion, to transact any other business that may lawfully come before the meeting or any adjournment(s) thereof.


     This proxy is solicited on behalf of the Board of Trustees and will be voted as you direct on this form. If no direction is given, this proxy will be voted FOR the proposal.


                      Dated: ___________________, 2002




                      ---------------------------------------------------------
                      Shareholder Name(s)


                      ----------------------------------------------------------
                      Signature of Shareholder(s) (if held jointly)

         When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title. Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also vote by Internet at www.proxyvote.com (just follow the simple instructions once you have logged in) or by telephone by calling (800) 609-6903.

                      AGREEMENT AND PLAN OF REORGANIZATION



THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this ___ day of __________, 2002, by The Montgomery Funds ("TMF"), a Massachusetts business trust, for itself and on behalf of the Montgomery Emerging Asia Fund (the "Acquired Fund"), a series of TMF, and by The Montgomery Funds II ("TMF II"), a Delaware business trust, for itself and on behalf of the Montgomery Emerging Markets Focus Fund (the "Acquiring Fund"), a series of TMF II.

WHEREAS, TMF and TMF II desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in Section 1.3) of the Acquired Fund, in exchange for Class R shares of the Acquiring Fund (collectively, "Acquiring Fund Shares"), and that these Acquiring Fund Shares be distributed immediately after the Closing (as defined in Section 1.1), by the Acquired Fund to its shareholders in liquidation of the Acquired Fund, all pursuant to the terms and conditions set forth in this Agreement;

WHEREAS, it is intended that this Agreement be adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, in consideration for the promises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, it is hereby agreed as follows:

        1.       REORGANIZATION OF ACQUIRED FUND

              1.1 Transfer, Payment and Distribution. Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer all of its assets as set forth in Section 1.2 (the "Fund Assets") to the Acquiring Fund, and the Acquiring Fund shall assume the Stated Liabilities (as defined in Section 1.3) and deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing (a) the net asset value of the Fund Assets net of the Stated Liabilities ("Net Asset Value"), computed in the manner and as of the time and date set forth in Section 2.1, by (b) the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2. Such transfer, assumption and delivery shall take place at the closing provided for in Section
3.1 (hereinafter sometimes referred to as the "Closing"). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in Section 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the "Reorganization."

        1.2      Fund Assets.

                (a) With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date (as defined in Section 3.1).

                (b) Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

        1.3 Stated Liabilities. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of TMF and TMF II as of the Applicable Valuation Date (as defined in Section 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

        1.4 Distribution. Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Investors") in complete liquidation of the Acquired Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of TMF, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the pro rata number of Acquiring Fund Shares due such Acquired Fund Investor based on the Net Asset Value per share of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.1. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with Section 1.l.

        1.5 Change of Registration of Shares. If any request shall be made for a change of the registration of the Acquiring Fund Shares to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

        1.6 Termination of Acquired Fund. Following the transfer of the Fund Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to Section 1.4, TMF shall terminate the qualification, classification and registration of the Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of TMF is and shall remain the responsibility of TMF up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in Section 4.7.

    2.   VALUATION

         2.1 Net Asset Value of Fund Assets. The Net Asset Value of the Fund Assets shall be the value of those assets, net of the Stated Liabilities, computed pursuant to the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

         2.2 Net Asset Value of Fund Assets. The net asset value of each Acquiring Fund Share shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

         2.3 Valuations by Administrator. All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund's administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to TMF and to the Acquired Fund at the Closing.

    3.   CLOSING(S) AND CLOSING DATE

         3.1 Closing Date. The Closing for the Reorganization shall occur on __________, 2002, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

         3.2 Custodian Certificate. The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

         3.3 Postponement of Applicable Valuation Date. Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of TMF or TMF II, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     4.  COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

         4.1 Shareholders Meeting. With respect to the Acquired Fund, TMF has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of the Acquiring Fund Shares contemplated hereby, and for TMF to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. TMF, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, the "Proxy Materials") to be used in connection with that meeting.

         4.2 Access to Information. TMF, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

         4.3 Further Assurances. Subject to the provisions hereof, TMF, on its own behalf and on behalf of the Acquired Fund, and TMF II, on its own behalf and on behalf of the Acquiring Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

         4.4 Statement of Assets and Liabilities. TMF, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.

         4.5 Form N-14. TMF II, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), relating to the Acquiring Fund Shares (the "Registration Statement"). TMF, on behalf of the Acquired Fund, has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with Section 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

         4.6 Taxes. As soon after the Closing Date as is reasonably practicable, TMF, on behalf of the Acquired Fund shall (a) prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed, and (b) pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

         4.7 Regulatory Filings. Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, TMF will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts and other applicable requirements.

     5.   REPRESENTATIONS AND WARRANTIES ON BEHALF OF THE ACQUIRING FUND

TMF II, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

         5.1 Due Organization of TMF II. TMF II was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the "1940 Act") and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of TMF II and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF II's business as currently conducted by TMF II and as described in the current prospectuses of TMF II. TMF II is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

         5.2 Registration Statement. The Registration Statement, including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5.3 Not Misleading. On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by TMF II with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

         5.4 No Violation. The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF II for itself and on behalf of the Acquiring Fund does not and will not (a) violate TMF II's Declaration of Trust or By-Laws, or (b) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which TMF II is a party or by which its properties or assets are bound.

         5.5 Due Issuance. All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable. The shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares.

         5.6 Due Authorization; Enforceability. The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF II, the Trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of TMF II and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles.

         5.7. No Litigation. Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF II's knowledge, threatened against TMF II or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect TMF II or the Acquiring Fund's financial condition or the conduct of their business. TMF II knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

         5.8 No Consents. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by TMF II, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by TMF II for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

         5.9 Financial Statements. The Statement of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of the Acquiring Fund as of and for the year ended June 30, 2001 (copies of which have been or will be furnished to TMF and the Acquired Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to TMF II that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles.

         5.10 No Adverse Changes. Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this Section, neither a decline in the Acquiring Fund's net asset value per share nor a decrease in the Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change).

         5.11 Qualification. For each full and partial taxable year from its inception through the Closing Date, the Acquiring Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status.

         5.12 Taxes. All federal and other tax returns and reports of TMF II and the Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF II or the Acquiring Fund shall have been paid so far as due, and to the best of TMF II's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

    6.   REPRESENTATIONS AND WARRANTIES ON BEHALF OF THE ACQUIRED FUND

         6.1 TMF, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

         6.2 Due Organization of TMF. TMF was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the Commonwealth of Massachusetts, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of TMF and grants them all powers necessary or desirable to carry out such responsibility, including administering TMF's business as currently conducted by TMF and as described in the current prospectuses of TMF. TMF is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

         6.3 Proxy Materials. On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by TMF II with respect to the Acquiring Fund), conforms or will conform, in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and do not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         6.4 Not Misleading. On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by TMF with respect to the Acquired Fund for use in the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by TMF II with respect to the Acquiring Fund), the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading.

         6.5 No Violation. The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by TMF for itself and on behalf of the Acquired Fund does not and will not (i) violate TMF's Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which TMF is a party or by its properties or assets are bound.

         6.6 Due Issuance. All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

         6.7 Due Authorization; Enforceability. The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of TMF, the Trustees and the

Acquired Fund, and this Agreement will constitute a valid and binding obligation of TMF and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles.

         6.8 No Litigation. Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TMF's knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, TMF knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

         6.9 No Consents. No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by TMF, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by TMF for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

         6.10 Financial Statements. The Statement of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the year ended June 30, 2001 (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to TMF that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles.

         6.11 No Adverse Changes. Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this Section, neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change).

         6.12 Qualification. For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status.

         6.13 Taxes. All federal and other tax returns and reports of TMF and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by TMF or the Acquired Fund shall have been paid so far as due, and to the best of TMF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

         6.14 Fund Assets. At the Closing Date, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

         6.15 No Purpose of Distribution. The Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

    7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of TMF to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by TMF II, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

         7.1 Representations and Warranties. All representations and warranties of TMF II with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2 Closing Certificate. TMF II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by TMF II's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF II with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

         7.3 No Material Changes. As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to Section 4.1 and in the Proxy Materials.

         7.4 Best Interests. With respect to the Acquiring Fund, the Board of Trustees of TMF II shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

     8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of TMF II to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by TMF of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

         8.1 Representations and Warranties. All representations and warranties of TMF with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         8.2 Closing Certificate. TMF, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by TMF's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of TMF with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

         8.3 Best Interests. With respect to the Acquired Fund, the Board of Trustees of TMF shall have determined that the Reorganization is in the best interests of the Acquired Fund.

     9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

         9.1 Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of TMF's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

         9.2 No Litigation. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

         9.3 Consents. All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by TMF, on behalf of the Acquired Fund, and by TMF II, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

         9.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         9.5 Dividends. Unless waived by the Acquiring Fund, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

         9.6 Tax Opinion. TMF and TMF II shall have received the opinion of Paul, Hastings, Janofsky & Walker LLP addressed to both the Acquiring Fund and the Acquired Fund (and based on customary representation certificates from TMF, TMF II, the Acquiring Fund and the Acquired Fund) substantially to the effect that, for federal income tax purposes:

                 (a) The transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund each are a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities;

                (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Investors in exchange for their shares of the Acquired Fund;

                 (d) No gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares;

                 (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investor will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and

                (f) The tax basis of the Fund Assets acquired by the Acquiring Fund will be same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 9.6.

    10.  EXPENSES

         10.1    Liability for Expenses. Except as may be otherwise provided in
Section 10.3, each of the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

         10.2 Types of Expenses. The expenses payable by the Acquired Fund hereunder shall include (a) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (b) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in Section 4.1 hereof; (c) all fees and expenses related to the liquidation of the Acquired Fund; (d) fees and expenses of the Acquired Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (e) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Applicable Valuation Date. The expenses payable by the Acquiring Fund hereunder shall include (v) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (w) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (x) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (y) any fees and expenses of the Acquiring Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (z) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Applicable Valuation Date.

         10.3 Reimbursement for Expenses. Montgomery Asset Management, LLC, has agreed to reimburse the Acquired Fund for the expenses listed in items (a),
(b), (c) (d) and (e) above. Montgomery Asset Management, LLC, has agreed to reimburse the Acquiring Fund for the expenses listed in items (v), (w), (x), (y) and (z) above.

   11.   GENERAL

         11.1 Entire Agreement. This Agreement constitutes the entire agreement with respect to the parties and the subject matter hereof and supersedes any prior or contemporaneous understanding or arrangement, written or oral.

         11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

         11.3 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Acquiring Fund and the Acquired Fund.

         11.4 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of TMF, acting on behalf of the Acquired Fund and by the authorized officers of TMF II, acting on behalf of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval, except that nothing in this Section 11.4 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

         11.5 Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For TMF, on behalf of itself and the Acquired Fund:

The Montgomery Funds
101 California Street
San Francisco, California 94111
Attention: _________________

For TMF II, on behalf of itself and the Acquiring Fund:

The Montgomery Funds
101 California Street
San Francisco, California 94111
Attention:        _________________

With a copy to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

         11.6 Headings. The Article and Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, Sections, subsections or Exhibits shall be construed as referring to Articles, Sections or subsections hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, Section, subsection or sentence.

         11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         11.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         11.9 Inurement. This Agreement shall bind and inure to the benefit of TMF, the Acquired Fund, and TMF II and the Acquiring Fund, and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                            [signature page follows]

IN WITNESS WHEREOF, TMF and TMF each have caused this Agreement to be duly executed for themselves and on behalf of each of the Acquired Fund and the Acquiring Fund, respectively.

THE MONTGOMERY FUNDS,
FOR ITSELF AND ON BEHALF OF
THE MONTGOMERY EMERGING ASIA FUND


By:
         --------------------------
         Name:
         Title:


THE MONTGOMERY FUNDS II,
FOR ITSELF AND ON BEHALF OF
THE MONTGOMERY EMERGING MARKETS FOCUS FUND


By:
         --------------------------
         Name:
         Title:

                    -----------------------------------------

                                     PART B
                                     ------

                       STATEMENT OF ADDITIONAL INFORMATION

                            FOR THE REORGANIZATION OF

                          MONTGOMERY EMERGING ASIA FUND

                                      INTO

                     MONTGOMERY EMERGING MARKETS FOCUS FUND

                    -----------------------------------------

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II

                         ------------------------------

                              101 California Street
                         San Francisco, California 94111
                                 1-800-572-FUND

                 -----------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED ________, 2002
                     FOR REGISTRATION STATEMENT ON FORM N-14

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated _______, 2002, which has been filed by The Montgomery Funds II (the "Trust") in connection with a Special Meeting of Shareholders of the Montgomery Emerging Asia Fund (the "Emerging Asia Fund"), a series of The Montgomery Funds ("TMF"), that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing The Montgomery Funds II at the address indicated above or by calling toll-free (800) 572-FUND [3863].

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         Further information about the Trust, TMF, the Emerging Asia Fund, and the Montgomery Emerging Markets Focus Fund (the "Emerging Markets Focus Fund"), a series of TMF II, (collectively, the "Funds") is contained in the Funds' Combined Prospectus (including other series of The Montgomery Funds and The Montgomery Funds II) dated October 31, 2001, and the Annual Report for the Funds (including other series of The Montgomery Funds and The Montgomery Funds II) for the fiscal year ended June 30, 2001. The Funds' Statement of Additional Information (including other series of The Montgomery Funds and The Montgomery Funds II), dated October 31, 2001 is incorporated by reference in this Statement of Additional Information and is available without charge by calling the Montgomery Funds toll-free at (800) 572-FUND [3863].

         Pro-forma financial statements are attached hereto as Exhibit A.

                                TABLE OF CONTENTS
                                                                 Page
                                                                 ----
General Information.............................................. B-3
Exhibit A........................................................ B-4

                               GENERAL INFORMATION

         The shareholders of the Emerging Asia Fund are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") combining the Emerging Asia Fund into the Emerging Markets Focus Fund (and the transactions contemplated thereby). The Plan contemplates the automatic exchange of shares of the Emerging Asia Fund by the shareholders of record of the Emerging Asia Fund for shares of the Emerging Markets Focus Fund. Immediately after the Effective Date, the Emerging Asia Fund will become an underlying fund of the Emerging Markets Focus Fund. The shares of the Emerging Markets Focus Fund that will be issued and exchanged for shares of the Emerging Asia Fund held by the shareholders of the Emerging Asia Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Emerging Asia Fund held by those shareholders as of the Closing Date. Shares of the Emerging Markets Focus Fund will be represented only by book entries; no share certificates will be issued.

         A Special Meeting of the Emerging Asia Fund's shareholders to consider the transaction will be held at the offices of the Trust, 101 California Street, 35th Floor, San Francisco, California 94111 on June 14, 2002 at 10 a.m., local time.

         For further information about the transaction, see the Combined Proxy Statement and Prospectus. For further information about the Trust, The Montgomery Funds, the Emerging Asia Fund and the Emerging Markets Focus Fund, see the Funds' Combined Statement of Additional Information, dated October 31, 2001, which is available without charge by calling the Trust at (800) 572-FUND [3863].

                                    Exhibit A
                                    ---------
                         Pro Forma Financial Statements


                  [To be completed by Pre-Effective-Amendment]

                    -----------------------------------------


                                     PART C
                                     ------

                             THE MONTGOMERY FUNDS II
                                OTHER INFORMATION


                    -----------------------------------------

                             THE MONTGOMERY FUNDS II

                         -------------------------------

                                    FORM N-14

                         -------------------------------

                                     PART C

                         -------------------------------



ITEM 15. INDEMNIFICATION
         ---------------

         Article VII, Section 3 of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustee, officers, and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS
         --------

       (1)    Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement N-1A (the
              "Registration Statement"), as filed with the Commission on October 29, 1998
              ("Post-Effective Amendment No. 37") under File Nos. 33-69686 and 811-8064.

       (2)    Amended and Restated By-Laws are incorporated by reference to Post-Effective
              Amendment No. 37.

       (3)    Voting Trust Agreement - Not applicable.

       (4)    Form of Agreement and Plan of Reorganization is included in Part A.

       (5)    Specimen Share Certificate - Not applicable.

        (6)       Investment Advisory Contracts--Form of Investment Management Agreement is
                  incorporated by reference to Post-Effective Amendment No. 22 to the Registration
                  Statement as filed with the Commission on July 31, 1997 ("Post-Effective Amendment
                  No. 22").

        (7)(A)    Form of Underwriting Agreement is incorporated by reference to Post-Effective
                  Amendment No. 22.

        (7)(B)    Form of Selling Group Agreement - Not applicable.

        (8)       Benefit Plan(s) - Not applicable.

        (9)       Custody Agreement is incorporated by reference to Post-Effective Amendment No. 37.

        (10)      Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No.
                  37.

        (11)      Consent and Opinion of Counsel as to legality of shares is incorporated by reference to
                  Post-Effective Amendment No. 56 as filed with the Commission on October 31, 2001.

        (12)      Opinion and Consent as to Tax Matters - To be filed.

        (13)(A) Form of Administrative Services Agreement is incorporated by reference to Post-Effective Amendment No. 22.

        (13)(B)   18f-3 Plan - Form of Amended and Restated Multiple Class Plan is
                  incorporated by reference to Post-Effective Amendment No. 55 as filed with the Commission on August 31, 2001.

        (14)      Independent Auditors' Consent - Filed herewith.

        (15)      Not Applicable.

        (16)      Power of Attorney - Filed herewith.

        (17)      Not Applicable.

ITEM 17. UNDERTAKINGS.
         -------------

         (1) Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

                  As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of San Francisco and State of California, on the 1st day of April, 2002.


                               THE MONTGOMERY FUNDS II



                               George A. Rio*
                               -------------------------------------------------
                               George A. Rio
                               President and Principal Executive Officer;
                               Treasurer and Principal Financial and Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:.


SIGNATURE                      TITLE                                     DATE
---------                      -----                                     ----
George A. Rio*                 President and                         April 1, 2002
--------------                 Principal Executive Officer;
George A. Rio                  Treasurer and Principal
                               Financial and Accounting Officer


R. Stephen Doyle*              Chairman of the                       April 1, 2002
-----------------              Board of Trustees
R. Stephen Doyle


F. Scott Tuck*                 Trustee                               April 1, 2002
--------------
Andrew Cox


Andrew Cox*                    Trustee                               April 1, 2002
-----------
Andrew Cox


Cecilia H. Herbert*            Trustee                               April 1, 2002
-------------------
Cecilia H. Herbert


John A. Farnsworth*            Trustee                               April 1, 2002
-------------------
John A. Farnsworth


*By: /s/ Julie Allecta
    -----------------------------------------
    Julie Allecta, Attorney-in-Fact
    Pursuant to Power of Attorney
    filed herewith

                                                          SEC File No. 333-91625


                             THE MONTGOMERY FUNDS II

                                    FORM N-14

                                  EXHIBIT INDEX

Number                     Exhibit
------                     -------

16                         Power of Attorney


                                   EXHIBIT 16

                                Power of Attorney

                                POWER OF ATTORNEY
                                       FOR
                       SECURITIES AND EXCHANGE COMMISSION
                               AND RELATED FILINGS

                    ----------------------------------------

         The undersigned trustees of THE MONTGOMERY FUNDS, THE MONTGOMERY FUNDS II and THE MONTGOMERY FUNDS III (the "Trusts") hereby appoint DANA SCHMIDT, JULIE ALLECTA and DAVID A. HEARTH (with full power to each of them to act alone), their attorneys-in-fact and agents, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trusts, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders, rulings or filings of proxy materials. The undersigned grant to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         The undersigned trustees hereby execute this Power of Attorney as of this 20th day of March 2002.

                                               Trustees:

                                               By: /s/  R. Stephen Doyle
                                                   -----------------------------
                                                   R. Stephen Doyle


                                               By: /s/  Andrew Cox
                                                   -----------------------------
                                                   Andrew Cox


                                               By: /s/  John A. Farnsworth
                                                   -----------------------------
                                                   John A. Farnsworth


                                               By: /s/  Cecilia H. Herbert
                                                   -----------------------------
                                                   Cecilia H. Herbert


                                               By: /s/  F. Scott Tuck
                                                   -----------------------------
                                                   F. Scott Tuck